Exhibit 99.1

Safety Shot’s Chief Operating Officer Jarrett Boon Joins Company’s Board of Directors

JUPITER, FL – October 10, 2023 – Safety Shot, Inc. (Nasdaq: SHOT) today announced that Jarrett Boon, who has served as the Company’s Chief Operating Officer since August 2023, has been appointed to Safety Shot’s Board of Directors. Mr. Boon is leading the launch and growth of the Company’s Safety Shot functional drink business this quarter.

Boon was the Co-Founder and CEO of GBB Drink Lab, which developed Safety Shot, the first patented beverage on Earth that helps people feel better faster by reducing blood alcohol content and boosting clarity. Boon has over 30 years of experience building successful businesses from creation to exit. He was one of the original thought leaders and investors in LifeLock, a leading identity protection provider, where he applied his expertise in sales, marketing, and strategic business development to grow LifeLock to $500 million in revenue. LifeLock went public in 2012 and was subsequently acquired by Symantec in 2016 for $2.3 billion. Prior to LifeLock, Boon founded SW Promotions, a marketing and advertising company. SW Promotions and its 400 employees were acquired by one of its publicly traded partners.

“In the past few months since I’ve joined the Company, our outstanding team has teed up the Safety Shot drink for launch this last quarter of 2023 and built market momentum for direct-to-consumer sales. I couldn’t be more excited about the potential for Safety Shot to improve health and wellbeing for consumers. I’m pleased to become a member of the Board to guide our corporate direction and deliver solid results for all our stakeholders including Safety Shot shareholders,” stated Safety Shot’s COO, Jarrett Boon.

About Safety Shot

Safety Shot, a wellness and functional beverage company, is set to launch Safety Shot last quarter of 2023, the first patented beverage on Earth that helps people feel better faster by reducing blood alcohol content and boosting brain clarity.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on X (formerly known as Twitter) and LinkedIn.

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Forward Looking Statements

This communication contains forward-looking statements regarding Safety Shot, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Safety Shot’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Safety Shot and, including those described from time to time under the caption “Risk Factors” and elsewhere in Safety Shot’s Securities and Exchange Commission (SEC) filings and reports, including Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Safety Shot. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Safety Shot on its website or otherwise. Safety Shot undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Safety Shot Media Contact:

Phone: 561-244-7100

Email: investors@safetyshotholdings.com

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